AMENDMENT NUMBER 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NUMBER 1 ("Amendment") TO EMPLOYMENT AGREEMENT is made and entered into, in duplicate, as of the date hereinafter set forth, at Vienna, Virginia, by and between the undersigned employee ("Employee"), and GRC International, Inc., a Delaware corporation ("Company"). In consideration of the mutual premises, promises, covenants, and agreements herein contained, Employee and Company hereby amend the Employment Agreement between them dated as of July 1, 1995 ("Employment Agreement") as follows:

1.       Lifetime Medical and Dental Coverage for Employee and Spouse.

(a) Section 5 of the Employment Agreement provides certain insurance benefits for Employee and his spouse. Employee and the Company hereby amend said Section 5 to provide that the medical and dental insurance coverage provided shall also include the so-called "Vision" coverage provided by the Company, under the same terms and conditions as the medical and dental insurance are required to be provided pursuant to the Employment Agreement.

(b) Section 5 also provides that, to the fullest extent permitted by law, the insurance coverage provided to Employee and his spouse is supplemental to Medicare or any other government or other arrangement which might be in force now or at a later date. Employee and the Company hereby amend said Section 5 to provide that the insurance provided to Employee and his spouse, while supplemental to Medicare, is not capped by limitations corresponding to those of Medicare. In addition, Employee agrees that Employee and his spouse shall enroll in Medicare as soon as they are eligible.


Nothing else is hereby amended.


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of June 30, 1998.

ATTEST:                                              GRC INTERNATIONAL, INC.


                                                     By:
----------------------------------                       -----------------------
Thomas E. McCabe                                         Joseph R. Wright, Jr.
Sr. Vice President, General Counsel & Sec'y              Chairman of the Board


WITNESS                                              EMPLOYEE


---------------------------------                    ---------------------------
                                                     James Roth

APPROVED AND RATIFIED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF GRC INTERNATIONAL, INC.


---------------------------------
Leslie B. Disharoon
Chairman, Compensation Committee